GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Class IR, and Class R Shares of the

Goldman Sachs Rising Dividend Growth Fund

(the “Fund”)

Supplement dated October 30, 2015 to the

Prospectus (the “Prospectus”) and the Statement of Additional Information (“SAI”),

each dated July 31, 2015

Effective November 1, 2015, Jere Estes will no longer serve as a portfolio manager for the Fund. In addition, effective November 1, 2015, C. Troy Shaver, Jr. will serve as the Chief Investment Officer for Dividend Assets Capital, LLC (“DAC”).

Accordingly, effective November 1, 2015, the Fund’s disclosure is modified as follows:

All references to Mr. Estes in the Prospectus and SAI are removed.

The following replaces the second paragraph of the “Portfolio Management” subsection in the “Goldman Sachs Rising Dividend Growth Fund—Summary” section of the Prospectus:

Portfolio Managers:  C. Troy Shaver, Jr., Portfolio Manager of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2010); Ying “Susie” Wang, CFA, Portfolio Manager of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2011); and Michael W. Nix, CFA, Portfolio Manager of DAC, has managed the Fund since 2014.

The following replaces in its entirety the “Rising Dividend Growth Fund—Sub-Adviser Portfolio Management Team” subsection in the “Service Providers—Fund Managers” section of the Prospectus:

Portfolio managers Michael W. Nix, C. Troy Shaver, Jr. and Ying “Susie” Wang have day-to-day management responsibility of the Rising Dividend Growth Fund.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Michael W. Nix, CFA Managing Director, Institutional Asset Management, DAC	Portfolio Manager— Rising Dividend Growth	Since 2014	Mr. Nix has been a Managing Director of Institutional Asset Management at DAC since 2015. He was a Managing Director of Investment Strategy at DAC from 2013 to 2015. He has served as a member of the Investment Committee and Portfolio Manager for DAC’s separately managed account (SMA) platform and is responsible for the oversight of the Research Team of the firm’s equity and MLP products. Prior to joining DAC, Mr. Nix spent 15 years as a Principal with Greenwood Capital, LLC where he served as Co-Chief Investment Officer and product manager for both SMA and mutual fund products. Mr. Nix is a Chartered Financial Analyst (CFA) charter holder.
C. Troy Shaver, Jr., President, Dividend Assets Capital Holdings, Inc., CEO and CIO, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Mr. Shaver has been a portfolio manager and has served as CEO of DAC since its inception in 2003. He has also served as President of DAC’s holding company since 2014 and Chief Investment Officer of DAC since 2015. Mr. Shaver is also a managing director and founding member of DAC. He served as President of DAC since inception to 2014. Mr. Shaver served as the Chief Compliance Officer of DAC from 2003-2010. From 2000 to 2004, Mr. Shaver was Vice Chairman/President and CEO of GoldK, Inc./GoldK Investment Services, Inc. From 1996 to 2000, Mr. Shaver served as President of State Street Research Investment Services, Inc.
Ying “Susie” Wang, CFA Director of Equity Research, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Ms. Wang has been a portfolio manager since 2011, and also serves as Director of Equity Research for DAC. From 2008 to 2011 she was a Research Analyst at DAC. Ms. Wang received her MBA from Georgia Southern University in 2008 and is a Chartered Financial Analyst (CFA) affiliated member.

*	Mr. Shaver and Ms. Wang also served as portfolio managers of the Predecessor Fund since February 2010 and December 2011, respectively.

This Supplement should be retained with your Prospectus and SAI for future reference.

DIVFO2PMSTK 10-15